VIP-P1 10/26

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED OCTOBER 16, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED MAY 1, 2026, OF
FRANKLIN ALLOCATION VIP FUND (the “Fund”)

1)	The following is added to the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s summary prospectus and prospectus:
The Fund may invest in complex fixed income securities, such as collateralized debt obligations (CDOs), which are generally a type of asset-backed securities. The Fund’s investments in CDOs may include investments in collateralized loan obligations (CLOs), which are a type of CDO.

2)	The following is added to the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s summary prospectus and prospectus:
Collateralized Debt Obligations (CDOs): The risks of an investment in a CDO, a type of asset backed security, and which includes collateralized loan obligations, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO’s collateral manager. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment. These risks are amplified in tranches of CDOs that are subordinate to other tranches.

3)	The following paragraph is added to the section titled “Fund Details — Principal Investment Policies and Practices” in the Fund’s prospectus:
The Fund may invest in collateralized debt obligations (CDOs), which are generally types of asset-backed securities. Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) are generally considered two types of CDOs. CBOs represent interests in a special purpose, bankruptcy-remote vehicle, typically a trust, collateralized by a pool of fixed income securities, some of which may be below investment grade, including commercial mortgage-backed securities, residential mortgage-backed securities, corporate bonds and emerging market debt securities. CLOs are similar to CBOs except that the underlying pool for a CLO is generally comprised of corporate and/or sovereign loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. For the broader category of CDOs, the pool of debt instruments held by a trust may include debt instruments of any type, including mortgage-backed or other asset-backed securities issued in securitization transactions. In all types of CDOs, the interests in the trust are split into two or more portions, called tranches, varying in risk, maturity, payment priority and yield. The riskiest portion is the “equity” tranche, which is the first loss position to observe defaults from the collateral in the trust. Because they are partially protected from defaults, senior tranches of a CDO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust and can be rated investment grade. The Fund may invest in any tranche of a CDO excluding the “equity” tranche.

4)	The following is added to the section titled “Fund Details — Principal Risks” in the Fund’s prospectus:
Collateralized Debt Obligations (CDOs): The risks of an investment in a CDO, which include collateralized bond obligations and collateralized loan obligations, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities.
In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results. These risks are amplified in tranches of CDOs that are subordinate to other tranches.
Please retain this supplement for future reference.

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